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                                                                   Exhibit 10.48

                     SECOND AMENDMENT TO CONTINUING GUARANTY


                  THIS SECOND AMENDMENT TO CONTINUING GUARANTY (this "Amendment") is made as of December 19, 1997, by and between Lam Research Corporation, a Delaware corporation ("Guarantor"), and The Sakura Bank, a Japanese banking corporation ("Lender").

                  WHEREAS, the parties hereto have entered into that certain Continuing Guaranty dated as of June 26, 1996 and amended on March 30, 1997 (as amended, the "Guaranty") with respect to the Term Loan Agreement of even date therewith and amended on January 22, 1997 (as amended, the "Loan Agreement"), pursuant to which Lender agreed to lend to Lam Research Co., Ltd., a Japanese corporation, ("Borrower") and Borrower agreed to borrow from Lender a certain sum, subject to the terms and conditions contained in the Loan Agreement; and

                  WHEREAS, the parties hereto mutually desire to amend the Guaranty, as set forth below.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in the Loan Agreement and Guaranty, the parties hereto hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Guaranty, as amended by this Amendment.

         2. Amendments to Guaranty. The Guaranty is hereby amended as follows:

                  (a) The definition of "EBIT" set forth in Section 3.1.1 is amended to read in its entirety as follows:

                           "EBIT" shall mean, with respect to any Person for any
                  period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

                                    (i) The net income or net loss of such
                           Person and its Subsidiaries (excluding interest income) for such period before provision for income taxes;

                                                     PLUS


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                                    (ii) All Interest Expenses of such Person
                           and its Subsidiaries accruing during such period (to the extent deducted in calculating net income or loss in clause (i) above).

                  (b) The definition of "Interest Expenses" set forth in Section
         3.1.1 is amended to read in its entirety as follows:

                           "Interest Expenses" shall mean, with respect to any
                  Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of all interest accruing on the Indebtedness of such Person during such period (including interest attributable to Capital Leases).

                  (c) The definition of "Equity Securities" set forth in Section
         3.1.1 is amended to read in its entirety as follows:

                           "EQUITY SECURITIES" of any Person shall mean (i) all
                  common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (ii) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

                  (d) The definition of "Subordinated Debt" set forth in Section
         3.1.1 is amended to read in its entirety as follows:

                           "SUBORDINATED DEBT" shall mean, collectively, (i)
                  Guarantor's $310,000,000 Five Percent (5%) Convertible Subordinated Notes due 2002, and (ii) and any other subordinated debt permitted by Section 6.1(xi) of the Loan Agreement.

                  (e) Section 3.1.1 is amended by adding a new definition of "Debt Service Coverage Ratio" thereto in alphabetical order to read in its entirety as follows:

                           "DEBT SERVICE COVERAGE RATIO" shall mean, with
                  respect to any Person for any fiscal quarter, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                                    (i) The EBIT of such Person and its
                           Subsidiaries for such quarter;

                                           to

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                                    (ii) The sum of (a) all Interest Expenses of
                           such Person and its Subsidiaries for such quarter and
                           (b) one-fourth of all principal payments on Indebtedness for borrowed money of such Person and its Subsidiaries scheduled for payment during the four quarters immediately succeeding the quarter for which EBIT is calculated pursuant to clause (i).

                  (f) Section 3.1.1 is amended by deleting in their entirety the definitions of "Interest Coverage Ratio", "Leverage Ratio" and "Total Liabilities" set forth therein.

                  (g) Section 3.1.2 is hereby amended to read in its entirety as follows:

                           3.1.2 FINANCIAL COVENANTS. Guarantor covenants that
                  until all Obligations have been fully and completely satisfied, Guarantor shall comply with, and cause compliance with, each of the following covenants:

                               (a) QUICK RATIO. Guarantor shall not permit its
                           Quick Ratio during any period to be less than 1.10 to 1.00.

                               (b) DEBT SERVICE COVERAGE RATIO. Guarantor shall
                           not permit its Debt Service Coverage Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

                                    January 1, 1998 -
                                            March 31, 1998.........1.25 to 1.00;
                                    April 1, 1998 -
                                            June 30, 1998..........1.50 to 1.00;
                                    July 1, 1998 -
                                            December 31, 1998......2.00 to 1.00;
                                    Thereafter.....................3.00 to 1.00.

                               (c) SENIOR INDEBTEDNESS RATIO. Guarantor shall
                           not permit its Senior Indebtedness Ratio during any period to be greater than 0.35 to 1.00.

                               (d) TANGIBLE NET WORTH. Guarantor shall not
                           permit its Tangible Net Worth on any date of determination (such date to be referred to herein as a "determination date") which occurs after September 30, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                            (i) Ninety percent (90%) of
                                    Guarantor's and its Subsidiaries Tangible
                                    Net Worth as of September 30, 1997, as set forth in the Financial Statements of Guarantor and its

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                                    Subsidiaries for the fiscal quarter ending
                                    on September 30, 1997;

                                            (ii) Seventy-five percent (75%) of
                                    the sum of Guarantor's consolidated
                                    quarterly net income (ignoring any quarterly losses) for each quarter ending after the base date through and including the quarter ending immediately prior to the determination date;

                                            (iii) One hundred percent (100%) of
                                    the Net Proceeds of all Equity Securities issued by Guarantor and its Subsidiaries during the period commencing on the base date and ending on the determination date; and

                                            (iv) One hundred percent (100%) of
                                    the aggregate decrease in the total
                                    liabilities of Guarantor and its
                                    Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of Guarantor and its Subsidiaries into Equity Securities of Guarantor and its Subsidiaries during the period commencing on the base date and ending on the determination date.

                           (E) NET INCOME. Guarantor shall generate a net profit
                  of at least $1.00, determined in accordance with GAAP, for the fiscal quarter ending December 31, 1997.

         3. Balance of Agreement Unaffected. Except as expressly set forth herein, the Guaranty shall not be affected hereby and shall remain in full force and effect in accordance with its terms.

         4. Reaffirmation of Obligations. Guarantor hereby reaffirms all obligations under the Guaranty, as amended by this Amendment.

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         5. Governing Law. This Amendment shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state, including all matters of construction, validity and performance.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                            LENDER:

                                            The Sakura Bank, Limited
                                             a Japanese banking corporation



                                            By:  /s/  T. Nakajima
                                                ---------------------------
                                            Name:     Takao Nakajima
                                            Title:    Senior Vice President


                                            GUARANTOR:

                                            Lam Research Corporation,
                                             a Delaware corporation



                                            By:  /s/  Richard H. Lovgren
                                                ---------------------------
                                            Name:     Richard H. Lovgren
                                            Title:    Vice President, General
                                                      Counsel and Secretary

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